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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-A



             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         FRANKLIN FINANCE CORPORATION
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              (Exact name of registrant as specified in its charter)


             Michigan                                38-3372606
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(State of incorporation or organization)          (I.R.S. Employer
                                                  Identification No.)


24725 West Twelve Mile Road, Southfield, Michigan     48034
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(Address of principal executive offices)            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act.

                                   None
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                         (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:

         [ ]% Noncumulative Exchangeable Preferred Stock, Series A, par
                             value $10.00 per share
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                         (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.
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     For a description of the Registrant's securities to be registered, reference is made to the Prospectus, under the section entitled "Description of Series A Preferred Shares", filed with the Securities and Exchange Commission (the "Commission") on October 9, 1997, as Part I of the Registrant's initial filing of its Registration Statement on Form S-11 (Registration Number 333-37463, which is hereby incorporated by reference.

Item 2.  Exhibits.
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     1.  Registration Statement on Form S-11 (Registration Number 333-37463)
         filed with the Commission on October 9, 1997 and any amendments thereto, is hereby incorporated by reference.

     2. Restated Articles of Incorporation filed as Exhibit 3(a)(iii) to the Registration Statement on Form S-11 (Registration
         Number 333-37463) filed with the Commission on October 9, 1997 and any amendments thereto, is hereby incorporated by reference.

     3.  Bylaws filed as Exhibit 3(b) to the Registration Statement on
         Form S-11 (Registration Number 333-37463) filed with the Commission on October 9, 1997 and any amendments thereto, is hereby incorporated by reference.

     4. Specimen Stock Certificate filed as Exhibit 4.1 to the Registration Statement on Form S-11 (Registration Number 333-37463) filed with the Commission on October 9, 1997 and any amendments thereto, is hereby incorporated by reference.


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                                     SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    FRANKLIN FINANCE CORPORATION



Date: December 4, 1997                 By: /s/ Read P. Dunn, President
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                                          Read P. Dunn, President